THIRD AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     THIS THIRD AMENDMENT, dated as of January 31, 1997, amends and modifies that certain Revolving Credit and Term Loan Agreement, dated as of June 24, 1994, as amended by First Amendment to Revolving Credit and Term Loan agreement, dated as of March 31, 1995 and Second Amendment to Revolving Credit and Term Loan Agreement dated as of January 19, 1996 (as so amended, the "Loan Agreement"), between HEALTH RISK MANAGEMENT, INC., a Minnesota corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, a national banking association (the "Bank"). Terms not otherwise expressly defined herein shall the meanings set forth in the Loan Agreement.

                                    RECITALS

     WHEREAS, The Borrower and the Bank desire to extend the maturity of the loan facilities as hereinafter set forth.

     NOW THEREFORE, for value received, the Borrower and the Bank agree as follows.

                  ARTICLE I - AMENDMENTS TO THE LOAN AGREEMENT

     1.1 Definitions.

          (a) The definition of "Termination Date" is amended by deleting the date "January 31, 1997" and inserting the date "January 31, 1998" in lieu thereof.

          (b) The  definition of  "Revolving  Credit  Commitment"  is amended by
     deleting   the   amount    "$2,500,000.00"   and   inserting   the   amount
     "$3,750,000.00"  in lieu thereof.

     1.2 Confirmation of Security Agreement. The Borrower hereby reaffirms its Security Agreement, dated as of June 24, 1994 (the "Security Agreement") and further agrees that the Security Agreement secures all of the Borrower's obligations to the Bank, including the Borrower's obligations under the Loan Agreement, as amended by this Amendment.

     1.3 Construction. All references in the Loan Agreement to "this Agreement", "herein" and similar references shall be deemed to refer to the Loan Agreement as amended by this Amendment

                  ARTICLE II - REPRESENTATIONS AND WARRANTIES

     To induce the Bank to enter into this Amendment and to make and maintain the Loans under the Loan Agreement as amended hereby, the Borrower hereby warrants and represents to the Bank that it is duly authorized to execute and deliver this Amendment, and to perform its obligations under the Loan Agreement as amended hereby, and that this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

                        ARTICLE III- CONDITIONS PRECEDENT

     This Amendment shall become effective on the date first set forth above; provided, however, that the effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

     3.1 Warranties. Before and after giving effect to this Amendment, the representations and warranties in ARTICLE Vll of the Loan Agreement shall be true and correct as though made on the date hereof, except for changes that are permitted by the terms of the Loan Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.2 Defaults. Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Loan Agreement. The execution by the Borrower of this Amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     3.3 Documents. The following shall have been delivered to the Bank, each duly executed and dated, or certified, as of the date hereof. as the case may be:
          (a) Amendment. This Amendment, appropriately completed and duly executed by the Borrower.

          (b) Resolutions. Certified copies of resolutions of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and other documents provided for in this Amendment.

          (c) Consents. Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment

          (d) Incumbency and Signatures. A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names of the officer or officers of the Borrower authorized to sign this Amendment and other documents provided for in this Amendment, together with a sample of the true signature of each such officer.

          (e) Certificate of Incorporation and By-laws. A certified copy of any amendment or restatement of the Certificate or Articles of Incorporation or the By-laws of the Borrower made or entered following date of the most recent certified copies furnished to the Bank.

          (f)  Confirmation  of Security  Agreement.  A Confirmation of Security
     Agreement,   appropriately   completed  and  duly  executed  by  HRM  Claim
     Management,  inc.

          (g) Confirmation of Security Agreement. A Confirmation of Security Agreement, appropriately completed and duly executed by Institute for Healthcare Quality, Inc.

          (h)Confirmation of Security Agreement. A Confirmation of Security Agreement, appropriately completed and duly executed by Health Resource Management, Ltd.

                              ARTICLE IV - GENERAL

     4.1 Expenses. The Borrower agrees to reimburse the Bank upon demand for all reasonable expenses (including reasonable attorneys' fees and legal expenses) incurred by the Bank in the preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith, and in enforcing the obligations of the Borrower hereunder, and to pay and save the Bank harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Loan Agreement.


     4.2 Counterparts. This Amendment may be executed in as many counterparts as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

     4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

     4.4 Law. This Amendment shall be a contract made under the laws of the State of Minnesota, which laws shall govern all the rights and duties hereunder.

     4.5 Successors: Enforceability. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank. Except as hereby amended, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. IN

     WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers "hereunto duly authorized as of the date first written above.

                                   HEALTH RISK MANAGEMENT. INC.

                                   By:      /s/ Thomas P. Clark
                                   Title:   CFO

                                   FIRST BANK NATIONAL ASSOCIATION

                                   By:      Illegible
                                   Title:   Illegible